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                                                                    EXHIBIT 10.1
                                                                  EXECUTION COPY



        AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated June 9,1999, among NETPARTNERS INTERNET SOLUTIONS, INC., a Delaware corporation (the "Company"), and the holders of the Company's Series A Preferred Stock, $.01 par value (the "Series A Preferred Stock"), listed on Schedule I (the "Series A Investors") and the investors listed on Schedule II (the "Series B Investors"). The Series A Investors and the Series B Investors are hereinafter collectively referred to as the "Investors."

        The Company has granted the Series A Investors registration and other rights under that certain Registration Rights Agreement dated May 20, 1998 among the Company and the Series A Investors (the "Prior Agreement"). Pursuant to that certain Subscription Agreement of even date herewith, among the Company and the Series B Investors (the "Subscription Agreement"), the Company issued and sold to each Series B Investor the number of shares of Series B Preferred Stock, $.01 par value (the "Series B Preferred Stock"), set forth opposite the name of such Series B Investor on Schedule II. The Series A Preferred Stock and the Series B Preferred Stock are convertible into shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. The Company and the Investors deem it to be in their respective best interests to set forth the rights of the Investors in connection with public offerings and sales of the Common Stock. Accordingly, the Company and the Investors agree as follows:

        SECTION 1. AMENDMENT OF PRIOR AGREEMENT. Certain of the undersigned parties, who constitute the requisite parties necessary to amend the Prior Agreement, hereby agree that effective upon the date hereof, the Prior Agreement is null and void and superseded in its entirety by the rights and obligations set forth in this Amended and Restated Registration Rights Agreement, and any application of the rights contained in the Prior Agreement, including, but not limited to subsequent registration rights, conflicting rights, modifications, amendments or waivers (including any notice requirements) set forth in Sections 7, 13 and 19 of the Prior Agreement as to the issuance of the Company's Series B Preferred Stock under that certain subscription Agreement dated of even date herewith between the Company and the holders of the Series B Preferred Stock are hereby waived.

        SECTION 2. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

        "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

        "OTHER SHARES" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.



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        "PRIMARY SHARES" means at any time the authorized but unissued shares of
Common Stock or shares of Common Stock held by the Company in its treasury.

        "REGISTRABLE SHARES" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Restricted Shares and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (1) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

        "REGISTRATION DATE" means the date on which any registration statement pursuant, to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

        "REGISTRATION EXPENSES" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

        "RESTRICTED SHARES" means the Company's Series A Preferred Stock and Series B Preferred Stock.

        "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

        "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Shares and fees and disbursements of counsel for any holder (other than the fees and disbursements of counsel included in Registration Expenses).

        "TRANSFER" means any disposition of any Restricted Shares or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act, other than any such disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

        SECTION 3. REQUIRED REGISTRATION.

            (a) If the Company shall be requested by any Investor or group of Investors holding at least a majority of all Registrable Shares, (i) at any time after December 31, 1999, or (ii) at any time after the 180th day after the Registration Date, to effect the registration under the Securities Act of Registrable Shares, the Company shall promptly give written notice of such



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proposed registration to all holders of Registrable Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by the holders of Registrable Shares who shall respond in writing to the Company's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

            (b) the Company shall not be obligated to use its best efforts to file and cause to become effective (i) more than two registration statements initiated pursuant to clause (a)(i) above, (ii) more than three registration statements initiated pursuant to this Section 3 and Section 5, or (iii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days;

            (c) the Company may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this Section if at the time of such request the Company is engaged, or has fixed plans to engage within 60 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 4;

            (d) with respect to any registration pursuant to this Section, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if any managing underwriter for the public offering contemplated by such registration advises the Company in writing that, in such firm's good faith opinion, the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would adversely affect the offering and sale (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

               (i) FIRST, the Registrable Shares held by the Investors, pro rata based upon the number of Registrable Shares owned by each Investor at the time of such registration; and

               (ii) SECOND, the Primary Shares and the Other Shares;

            (e) if, while a registration request is pending pursuant to this
Section 3, the Company has determined in good faith that (i) the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or
(ii) the Company then is unable to comply with Commission requirements applicable to the requested registration, the Company shall not be required to effect a registration pursuant to this Section 3 until the earlier of (A) the date upon which such material information is otherwise disclosed to the public or ceases to be material or the Company is able



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to so comply with applicable Commission requirements, as the case may be, and
(B) 180 days after the Company makes such good-faith determination, provided that the Company shall not be permitted to delay a requested registration in reliance on this paragraph (e) more than once in any 12-month period; and

            (f) A requested registration under this Section may be rescinded by written notice to the Company by the Investors initiating such request. Such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (b) above if (1) such request is rescinded by such Investors not later than five business days prior to the proposed filing of a registration statement with the Commission and (2) such Investors reimburse the Company for all Registration Expenses incurred in connection with such withdrawn request. A registration rescinded later than five business days prior to the proposed filing of a registration statement with the Commission shall count as a registration statement initiated pursuant to paragraph (b) of this Section and the Investors shall bear the Registration Expenses. Furthermore, in the event that a withdrawal by the Investors is prior to 15 days in advance of the proposed filing with the Commission of any registration on Form S-1, or prior to 5 days in advance of the proposed filing with the Commission of any registration on Form S-3, such registration shall not be treated as a counted registration for purposes of Section 3 hereof, and the Investors will not bear the Registration Expenses for such rescinded registration.

        SECTION 4. PIGGYBACK REGISTRATION. If the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each Investor of its intention so to register the Primary Shares or Other Shares at least 20 business days prior to the anticipated filing date of the registration statement relating thereto. Upon the written request, given within 10 business days after delivery of any such notice by the Company, of any Investor to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that:

            (a) if any managing underwriter for the initial public offering of Primary Shares contemplated by such registration advises the Company in writing that, in such firm's good faith opinion, the inclusion of any or all Registrable Shares or Other Shares proposed to be included in such registration would adversely affect the offering and sale (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

               (i) FIRST, the Primary Shares;

               (ii) SECOND, the Registrable Shares held by the Investors, pro rata based upon the number of Registrable Shares owned by each Investor at the time of such registration; and

               (iii) THIRD, the Other Shares; and



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            (b) if at any time after giving written notice of its intention to register any Primary Shares or Other Shares and prior to the effective date of such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Investors and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Shares requested to be included in such registration for the same period as the delay in registering such other securities.

        SECTION 5. REGISTRATIONS ON FORM S-3. At such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the holders of the Registrable Shares then outstanding shall have the right to request in writing registration on Form S-3, or such successor form, of Registrable Shares, which request shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof, (ii) state the intended method of disposition of such Registrable Shares, and (iii) relate to Registrable Shares having an aggregate offering price of at least $500,000. A requested registration on Form S-3 or any successor form in compliance with this Section 5 shall be subject to Sections 3 and 4, including without limitation Section 4(b).

        SECTION 6. HOLDBACK AGREEMENT. If the Company at any time shall register shares of Common Stock under the Securities Act (including any registrations pursuant to Section 3, 4 or 5) for sale to the public, the Investors shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration pursuant to Section 3, 4 or 5) without the prior written consent of the Company for a period designated by the Company in writing to the Investors, which period shall not last more than 180 days after the effective date of such registration statement or such longer period as any managing underwriter for such public offering shall request, provided all officers, directors and greater than 1% shareholders of the Company have entered into similar agreements. The Company may legend and impose stop transfer instructions on any certificate evidencing Registrable Shares relating to the restrictions provided in this Section 6.

        SECTION 7. PREPARATION AND FILING. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall, as expeditiously as practicable:

            (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier);

            (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority of such Registrable Shares (the "Selling Investors' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period



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need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

            (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

            (d) notify in writing the Selling Investors' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

            (e) use its efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be required to register or qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

            (f) furnish to each seller of such Registrable Shares such reasonable number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents prepared by the Company in connection with such registration as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

            (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

            (h) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a



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material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (i) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility under the Securities Act, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with the preparation and filing of such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
(iii) such Information has been made generally available to the public. The seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

            (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

            (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

            (1) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares to the extent not already provided;

            (m) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

            (n) list such Registrable Shares on any national securities exchange or national automated quotation system on which any shares of the Common Stock are listed or, if the Common Stock is not so listed, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the Company shall reasonably determine;



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            (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

        SECTION 8.

            (a) EXPENSES OF REGISTRATION. All Registration Expenses incurred (including the reasonable fees (not to exceed $15,000) of one counsel to Investors) in connection with any registration, qualification or compliance pursuant to Sections 3, 4 and 5 hereof (except as specifically provided therein), shall be borne by the Company. All Selling Expenses relating To securities so registered shall be borne by the holders of such Registrable Shares pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the holders of such Registrable Shares.

            (b) LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Investors, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights.

        SECTION 9. INDEMNIFICATION.

            (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other



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expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter specifically for use in the preparation thereof and provided, further, however, that, as to any underwriter or any person controlling any underwriter, this indemnity does not apply to any losses, claims, damages or liabilities arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was not sent or given by or on behalf of an underwriter to such person asserting such loss, claim damage, liability or action at or prior to the written confirmation of the sale of the Registrable Shares as required by the Securities Act and such untrue statement or omission had been corrected in such prospectus.

            (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the Company, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if (other than with respect to such seller's indemnification of an underwriter) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by or on behalf of such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration; and provided, further, however, that, as to any underwriter or any person controlling any underwriter, this indemnity does not apply to any losses, claims, damages or liabilities arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was not sent or given by or on behalf of an underwriter to such person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Shares as required by the Securities Act and such untrue statement or omission had been corrected in such prospectus.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an



                                       9.
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indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

            (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportions as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        SECTION 10. UNDERWRITING AGREEMENT. Notwithstanding the provisions of Sections 6, 7, 8, and 9 to the extent that the Investors selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be of no force or effect with respect to such registration. Each Investor that requested the registration of Registrable Shares in an underwritten public offering pursuant to this Agreement shall execute (i) an underwriting agreement containing (A) customary representations and warranties and opinion requirements of such Investor, and (B) other terms reasonably satisfactory to such Investor, and (ii) customary ancillary documents, including a power of attorney and a custody agreement.

        SECTION 11. SELECTION OF UNDERWRITERS. The Investors acknowledge and agree that the Company shall select the underwriter for any public offering of Registrable Shares made pursuant to this Agreement.



                                      10.

        SECTION 12. INFORMATION BY HOLDER. Each holder of Registrable Shares to be included in any registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

        SECTION 13. EXCHANGE ACT COMPLIANCE. From and after the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of shares of Common Stock. The Company shall cooperate with each Investor in supplying such information as may be necessary for such Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

        SECTION 14. NO CONFLICT OF RIGHTS. The Company represents and warrants to the Investors that the registration rights granted to the Investors hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

        SECTION 15. TERMINATION. This Agreement shall terminate and be of no further force or effect when the Investors cease to hold any Registrable Shares.

        SECTION 16. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Company and the Investors and their respective successors and assigns.

        SECTION 17. ASSIGNMENT. Each investor may assign its rights hereunder to any other person or entity to whom Restricted Shares of such Investor have been sold or otherwise transferred.

        SECTION 18. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

        SECTION 19. NOTICES. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

        if to the Company:

               NetPartners Internet Solutions, Inc.
               9210 Sky Park Court
               San Diego, CA 92123
               Attention:    Chief Executive Officer
               Telecopier:   (619) 495-1950
               Telephone:    (619) 505-3020




                                      11.

        with a copy to:

               Cooley Godward LLP
               4365 Executive Drive, Suite 1100
               San Diego, CA 92121
               Attention:    Frederick T. Muto, Esq.
               Telecopier:   (619) 453-3555
               Telephone:    (619) 550-6000

        if to any Investor, to its address set forth on Schedules I or 11;

        or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. Any such notice or communication shall be deemed to have been received:

               (i) in the case of personal delivery, on the date of such delivery,

               (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent,

               (iii) in the case of telecopy transmission, when received, and

               (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

        SECTION 20. MODIFICATIONS, AMENDMENTS, WAIVERS. The terms and provisions of this Agreement may not be modified or amended, except (i) pursuant to a writing signed by the Company and the Investors holding at least a majority of the Registrable Shares held by all Investors.

        SECTION 21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

        SECTION 22. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

        SECTION 23. SEVERABILITY. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining



                                      12.

provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 24. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles governing conflicts of laws.




                                      13.

        IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement on the date first written above.


                                 NETPARTNERS INTERNET SOLUTIONS, INC.


                                 By: /s/ John B. Carrington
                                     ------------------------------------------
                                     John Carrington
                                     President and Chief Executive Officer


                                 THE MORGAN STANLEY VENTURE
                                 PARTNERS ENTREPRENEUR FUND, L.P.

                                 By: Morgan Stanley Venture Partners III,
                                     L.L.C. its General Partner
                                 By: Morgan Stanley Venture Capital III,
                                     Inc. its Institutional Managing Member


                                 /s/ Robert J. Loarie
                                 ----------------------------------------------
                                 Name:  Robert J. Loarie
                                 Title: Vice President


                                 MORGAN STANLEY VENTURE INVESTORS III, L.P.

                                 By: Morgan Stanley Venture Partners III,
                                     L.L.C. its General Partner

                                 By: Morgan Stanley Venture Capital III,
                                     Inc. its Institutional Managing Member


                                 /s/ Robert J. Loarie
                                 ----------------------------------------------
                                 Name:  Robert J. Loarie
                                 Title: Vice President



                                      14.

        IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement on the date first written above.

                                 MORGAN STANLEY VENTURE PARTNERS III, L.P.
                                 By: Morgan Stanley Venture Partners III,
                                     L.L.C. its General Partner
                                 By: Morgan Stanley Venture Capital III, Inc.
                                 its Institutional Managing Member


                                 /s/ Robert J. Loarie
                                 ----------------------------------------------
                                 Name:  Robert J. Loarie
                                 Title:  Vice President




                                      15.

                                 MORGAN STANLEY VENTURE PARTNERS III, L.P.
                                 By: Morgan Stanley Venture Partners III,
                                 L.L.C. its General Partner
                                 By: Morgan Stanley Venture Capital III, Inc.
                                 its Institutional Managing Member



                                 ----------------------------------------------
                                 Name:
                                 Title:


                                 EDELSON IV, L.P.


                                 ----------------------------------------------
                                 Name:  Harry Edelson
                                 Title:  Partner


                                 SERIES B INVESTORS


                                 ALPS SYSTEM INTEGRATION CO., LTD


                                 /s/ Akira Okita
                                 ----------------------------------------------
                                 Name:  Akira Okita
                                 Title:  President




                                      16.

                                 MORGAN STANLEY VENTURE PARTNERS III, L.P.
                                 By: Morgan Stanley Venture Partners III,
                                     L.L.C. its General Partner
                                 By: Morgan Stanley Venture Capital III, Inc.
                                 its Institutional Managing Member



                                 ----------------------------------------------
                                 Name:
                                 Title:


                                 EDELSON IV, L.P.


                                 /s/ Harry Edelson
                                 ----------------------------------------------
                                 Name:  Harry Edelson
                                 Title: Partner



                                 SERIES B INVESTORS






                                       16.

                                 EDELSON IV, L.P.



                                 ----------------------------------------------
                                 Name:  Harry Edelson
                                 Title: Partner


                                 CROSSPOINT VENTURE PARTNERS


                                 By: /s/ Donald B. Milder
                                     ------------------------------------------
                                     Donald Milder
                                     General Partner




                                      16.

                                 EDELSON IV, L.P.



                                 ----------------------------------------------
                                 Name: Harry Edelson
                                 Title: Partner


                                 CROSSPOINT VENTURE PARTNERS


                                 By:
                                     ------------------------------------------
                                     Donald Milder
                                     General Partner


                                 BROBECK PHLEGER & HARRISON, LLP


                                 By: /s/ Richard A. Fink
                                     ------------------------------------------
                                     Richard A. Fink
                                     Partner



                                      16.

                                 MORGAN STANLEY VENTURE PARTNERS III, L.P.
                                 By: Morgan Stanley Venture Partners III,
                                     L.L.C. its General Partner
                                 By: Morgan Stanley Venture Capital III, Inc.
                                 its Institutional Managing Member



                                 ----------------------------------------------
                                 Name: Debra Abramovitz
                                 Title: Principal


                                 EDELSON IV, L.P.



                                 ----------------------------------------------
                                 Name: Harry Edelson
                                 Title: Partner


                                 SERIES B INVESTORS



                                 /s/ Kiyoshi Hayamizu
                                 ----------------------------------------------
                                 Company:  Forval Creative Inc.
                                 Name:  Kiyoshi Hayamizu
                                 Title:  President & CEO




                                      16.

                                 MORGAN STANLEY VENTURE PARTNERS III, L.P.
                                 By: Morgan Stanley Venture Partners III,
                                 L.L.C. its General Partner
                                 By: Morgan Stanley Venture Capital III, Inc.
                                 its Institutional Managing Member



                                 ----------------------------------------------
                                 Name:
                                 Title:

                                 EDELSON IV, L.P.



                                 Name: Harry Edelson
                                 Title: Partner


                                 SERIES B INVESTORS

                                 NIPPON INVESTMENT & FINANCE CO., LTD.


                                 /s/ Isao Oku
                                 ----------------------------------------------
                                 Company:  Nippon Investment & Finance Co., Ltd.
                                 Name: Isao Oku
                                 Title: Director

                                 c/o Nippon Investment & Finance Co., Ltd.
                                 Daiwa Securities Kabutocho Building
                                 1-9 Kayabacho, 1-chome, Nihonbashi
                                 Chuo-Ku, Tokyo 103 Japan

                                 With copy to:

                                 Jim Timmins, Partner
                                 NIF Ventures USA, Inc.
                                 525 Market Street, Suite 3420
                                 San Francisco, CA  94105
                                 Phone:  (415) 908-1888



                                      16.

                                 INVESTMENT ENTERPRISE PARTNERSHIP "NIF 11"


                                 /s/ Isao Oku
                                 ----------------------------------------------
                                 Company:  Nippon Investment & Finance Co., Ltd.
                                 Name:  Isao Oku
                                 Title:  Director

                                 c/o Nippon Investment & Finance Co., Ltd.
                                 Daiwa Securities Kabutocho Building
                                 1-9 Kayabacho, 1-chome, Nihonbashi
                                 Chuo-Ku, Tokyo 103 Japan

                                 With copy to:

                                 Jim Timmins, Partner
                                 NIF Ventures USA, Inc.
                                 525 Market Street, Suite 3420
                                 San Francisco, CA  94105
                                 Phone:  (415) 908-1888


                                 INVESTMENT ENTERPRISE PARTNERSHIP "NIF NEW
                                 TECHNOLOGY FUND `98"


                                 /s/ Isao Oku
                                 ----------------------------------------------
                                 Company:  Nippon Investment & Finance Co., Ltd.
                                 Name:  Isao Oku
                                 Title:  Director

                                 c/o Nippon Investment & Finance Co., Ltd.
                                 Daiwa Securities Kabutocho Building
                                 1-9 Kayabacho, 1-chome, Nihonbashi
                                 Chuo-Ku, Tokyo 103 Japan

                                 With copy to:

                                 Jim Timmins, Partner
                                 NIF Ventures USA, Inc.
                                 525 Market Street, Suite 3420
                                 San Francisco, CA  94105
                                 Phone:  (415) 908-1888




                                      17.

                                 INVESTMENT ENTERPRISE PARTNERSHIP "NIF 11"


                                 ----------------------------------------------
                                 Company:  Nippon Investment & Finance Co., Ltd.
                                 Name:  Isao Oku
                                 Title:  Director

                                 c/o Nippon Investment & Finance Co., Ltd.
                                 Daiwa Securities Kabutocho Building
                                 1-9 Kayabacho, 1-chome, Nihonbashi
                                 Chuo-Ku, Tokyo 103 Japan

                                 With copy to:

                                 Jim Timmins, Partner
                                 NIF Ventures USA, Inc.
                                 525 Market Street, Suite 3420
                                 San Francisco, CA  94105
                                 Phone:  (415) 908-1888


                                 INVESTMENT ENTERPRISE PARTNERSHIP "NIF NEW
                                 TECHNOLOGY FUND `98"



                                 ----------------------------------------------
                                 Company:  Nippon Investment & Finance Co., Ltd.
                                 Name:  Isao Oku
                                 Title:  Director

                                 c/o Nippon Investment & Finance Co., Ltd.
                                 Daiwa Securities Kabutocho Building
                                 1-9 Kayabacho, 1-chome, Nihonbashi
                                 Chuo-Ku, Tokyo 103 Japan

                                 With copy to:

                                 Jim Timmins, Partner
                                 NIF Ventures USA, Inc.
                                 525 Market Street, Suite 3420
                                 San Francisco, CA  94105
                                 Phone:  (415) 908-1888

                                 /s/ Jim Timmins
                                 ----------------------------------------------
                                 JIM TIMMINS



                                      17.

                                                                      SCHEDULE I


                               SERIES A INVESTORS



                                                                          SHARES OF SERIES A
NAME                                                                       PREFERRED STOCK
-----------------------------------------------------------               ------------------
Morgan Stanley Venture Partners III, L.P.                                     2,708,484
Morgan Stanley Venture Investors III, L.P.                                      260,051
The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.                     117,885
3000 Sand Hill Road
Building 4, Suite 250
Menlo Park, CA 94025
Attn:  Robert J. Loarie
Edelson IV, L.P.                                                                617,284
300 Tice Boulevard
Woodcliff Lake, NJ 07675

                                                                     SCHEDULE II



                               SERIES B INVESTORS



                                                                       SHARES OF SERIES B
NAME                                                                    PREFERRED STOCK
-------------------------------------------------------                ------------------
Nippon Investment and Finance Company                                       133,666
Investment Enterprise Partnership                                           140,500
Investment Enterprise Partnership - New Technology Fund                     392,500
Jim Timmins                                                                   6,667
Edelson IV, L.P.                                                             66,666
Morgan Stanley Venture Partners                                             333,333
CrossPoint Venture Partners                                               1,910,000
Forval Creative, Inc.                                                       166,666
ALPS Electric, Inc.                                                         166,666
Brobeck Phleger & Harrison/Rick Fink                                         16,667
                                                                          ---------
TOTAL                                                                     3,333,331